SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 12,2002
                                                  ------------------------



                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-10957               23-2215075
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(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)             File Number)            Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA                19512
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(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.
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         On November 12, 2002, Wayne R. Weidner, Chairman, President and Chief Executive Officer of National Penn Bancshares, Inc. (the "Company"), and Gary L. Rhoads, Treasurer and Chief Financial Officer of the Company, each filed a certification with the Securities and Exchange Commission relating to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002. These certifications were filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         The filed certifications were as follows:


                                  CERTIFICATION
                                  -------------

         Pursuant to 18 U.S.C. ss.1350, the undersigned officer of National Penn Bancshares, Inc. (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 12, 2002                        /s/ Wayne R. Weidner
                                                  ------------------------------
                                                  Name: Wayne R. Weidner
                                                  Title: Chairman, President and
                                                         Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed for any other purpose.


                                  CERTIFICATION
                                  -------------

         Pursuant to 18 U.S.C. ss.1350, the undersigned officer of National Penn Bancshares, Inc. (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 12, 2002                        /s/ Gary L. Rhoads
                                                  ------------------------------
                                                  Name: Gary L. Rhoads
                                                  Title: Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed for any other purpose.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL PENN BANCSHARES, INC.


                                                  By /s/Wayne R. Weidner
                                                     ---------------------------
                                                     Name:  Wayne R. Weidner
                                                     Title: Chairman, President
                                                            and CEO

Dated:  November 12, 2002



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